UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2015
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 5, 2015, Alimera Sciences, Inc. (“Alimera”) issued a press release regarding its results of operations and financial condition for the third quarter ended September 30, 2015. Alimera will be hosting a conference call, as well as a live webcast on the Investor Relations section of its corporate website at www.alimerasciences.com, on November 5, 2015 at 4:30 P.M. ET to discuss its third quarter ended September 30, 2015 financial results and to provide regulatory and commercial updates. The full text of the press release, which includes information regarding Alimera’s use of non-GAAP financial measures, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Various statements to be made during the conference call and webcast are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, the ability of physicians to obtain reimbursement for ILUVIEN, including through the use of the specific J-code for ILUVIEN in 2016, future sales of ILUVIEN in the U.S., the ability of the J-code to drive use and market acceptance of ILUVIEN and expected total revenues for 2015 and 2016. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, uncertainty as to Alimera's ability to commercialize, and market acceptance of, ILUVIEN in the U.S. and Europe, including physicians' ability to obtain reimbursement, the potential impact of the now announced J-code on U.S. revenues and seasonality as well as other factors discussed in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Alimera's Annual Report on Form 10-K for the year ended December 31, 2014 and Alimera’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at http://www.sec.gov. Additional factors may also be set forth in those sections of Alimera’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, to be filed with the SEC in the fourth quarter of 2015. In addition to the risks described above and in Alimera's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera's results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.
All forward-looking statements contained in this press release are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of this press release (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.
The information in Item 2.02 of this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On November 4, 2015, the Board of Directors of Alimera approved and adopted the Amended and Restated Bylaws of Alimera (the “Bylaws”). The Bylaws include an update for a forum selection clause specifying Delaware as the sole and exclusive forum for derivative or breach of duty suits or proceedings, claims relative to the General Corporation Law of Delaware, the Certificate of Incorporation or Bylaws of Alimera, or suits pertaining to the internal affairs of Alimera.
The foregoing summary description of certain provisions of the Bylaws are qualified in their entirety by the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Alimera Sciences, Inc.
99.1	Press Release of Alimera Sciences, Inc. dated November 5, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: November 5, 2015	By:	/s/ RICHARD S. EISWIRTH, JR.
	Name:	Richard S. Eiswirth, Jr.
	Title:	Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Alimera Sciences, Inc.
99.1	Press Release of Alimera Sciences, Inc. dated November 5, 2015